SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)   January 16, 1998
                                                 -------------------


                  ANNTAYLOR STORES CORPORATION
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)



        Delaware                     1-10738            13-3499319
----------------------------       ------------     ---------------------
(State of other jurisdiction       (Commission      (I.R.S. Employer
   of incorporation)                File Number)     Identification Number)




 142 West 57th Street, New York, NY                        10019
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)




                         (212) 541-3300
      ---------------------------------------------------
      (Registrant's telephone number, including area code)



                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)





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<PAGE 2>


ITEM 5.  Other Events
----------------------


Dismissal of Novak v. Kasaks et al.
-----------------------------------

      On March 10, 1998, the U.S. District Court for the Southern

District  of  New York issued an Opinion granting the defendants'

motions to dismiss the complaint, filed in or around April  1996,

in the purported class action lawsuit against the Registrant, its wholly  owned subsidiary AnnTaylor, Inc. ("Ann Taylor"),  present and  former directors and officers of the Company and Ann Taylor,

Merrill Lynch & Co. ("Merrill") and certain affiliates of Merrill

(Novak v. Kasaks, et. al., No. 96 CIV 3073 (S.D.N.Y. 1996)).  The
 ----------------------------------------------------------
complaint  alleged  causes  of action  under  Section  10(b)  and

Section 20(a) of the Securities Exchange Act of 1934, as amended,

and  Rule 10b-5 promulgated thereunder, by alleging, among  other things,  that the Company and the other defendants engaged  in  a fraudulent scheme and course of business that operated a fraud or deceit  on  purchasers of the Company's common stock  during  the period  commencing February 3, 1994 through May 4,  1995  due  to false and misleading statements about the Company and Ann Taylor.

The  Court found that the complaint failed to state a claim  upon which  relief  may  be granted, and failed to  plead  fraud  with particularity  and  an inability to do so.  The  Court's  Opinion grants  the  plaintiffs leave to amend and re-file the  complaint within  thirty  days of the date of the Opinion.  The  plaintiffs may also appeal the Court's ruling.



Amendment of Stock Option Plan
------------------------------

      On  January  16, 1998, the Board of Directors of  AnnTaylor

Stores  Corporation  (the "Company") adopted  certain  amendments

(the  "Amendment")  to the Company's amended  and  restated  1992

Stock Option and Restricted Stock and Unit Award Plan.  A copy of



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<PAGE 3>


the Amendment is filed herewith as Exhibit 10 and is incorporated herein by this reference.




ITEM 7.  Financial Statements and Exhibits
-------------------------------------------

Exhibit No.         Title
-----------         -----------------------------------------------

       10             January 16, 1998 Amendment to the AnnTaylor

                      Stores Corporation Amended  and  Restated  1992

                      Stock  Option  and Restricted Stock and Unit

                      Award Plan






                           SIGNATURES
                           ----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AnnTaylor Stores Corporation

Date:  March 12, 1998               By: /s/  Walter J. Parks
                                        -------------------------
                                             Walter J. Parks
                                         Senior Vice President -
                                           Chief Financial Officer